UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2011 (June 29, 2011)

TrustCo Bank Corp NY
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

0-10592	14-1630287
(Commission File Number)	(IRS Employer Identification No.)

5 SARNOWSKI DRIVE
GLENVILLE, NEW YORK 12302
(Address of Principal Executive Offices)

(518) 377-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry Into A Material Definitive Agreement.

On June 29, 2011, TrustCo Bank Corp NY (the “Company”) and Trustco Bank entered into an Underwriting Agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as representative of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company will issue and sell to the Underwriters 13,600,000 shares of the Company’s common stock, $1.00 par value per share (the “Common Stock”). The public offering price of the Common Stock is $4.60 per share. The Company has also granted the Underwriters a 30-day option to purchase up to 2,040,000 additional shares to cover over-allotments, if any.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties as of the date of entering into such Underwriting Agreement. These representations, warranties and covenants are not factual information to investors about the Company or Trustco Bank. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. This description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Company expects to close the sale of Common Stock on July 6, 2011, subject to customary closing conditions.

Pursuant to the Underwriting Agreement, directors and executive officers of the Company and Trustco Bank entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The shares of Common Stock were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-174331) declared effective by the Securities and Exchange Commission on June 3, 2011 (the “Registration Statement”).  The offer and sale of the shares are described in the Company’s prospectus, constituting a part of the Registration Statement, as supplemented by a final prospectus supplement dated June 29, 2011.

In connection with the issuance and sale of the Common Stock, the following exhibits are filed with this  Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Lewis, Rice & Fingersh, L.C. as to the legality of the shares of Common Stock (Exhibit 5.1), and (iii) the consent of Lewis, Rice & Fingersh, L.C. (Exhibit 23.1).

Item 8.01. Other Events.

On June 30, 2011, the Company issued a press release announcing the pricing terms of its previously announced Common Stock offering of 13,600,000 shares to be sold by the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated June 29, 2011 by and between TrustCo Bank Corp NY, Trustco Bank and Sandler O’Neill & Partners, L.P., as representative of the several underwriters named therein.

5.1	Opinion of Lewis, Rice & Fingersh, L.C. regarding the legality of the securities offered.

23.1	Consent of Lewis, Rice & Fingersh, L.C. (included in Exhibit 5.1).

99.1	Press Release, dated June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTCO BANK CORP NY

By:	/s/ Robert T. Cushing
Robert T. Cushing
Executive Vice President and
Chief Financial Officer

Date: June 30, 2011

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